UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 8, 2004



                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                         1-10863             13-3473472
----------------------------            -----------         -------------------
(State or other jurisdiction            (Commission          (IRS Employer
       of incorporation)                File Number)        Identification No.)



            631 SOUTH RICHLAND AVENUE, YORK PA                  17403
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code         (717) 771-7890



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ITEM 8.01  OTHER EVENTS


On October 8, 2004, York International Corporation issued a press release announcing the appointment of Mr. Kim Buchwald, currently Vice President, Marine and Refrigeration, EMEA, to the position of Vice President, YORK International and President, Europe, Middle East, and Africa (EMEA). Mr. Buchwald replaces Mr. Peter Spellar who has been appointed to the position of Senior Corporate Vice President. The appointments will be effective January 1, 2005. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.


ITEM 9.01  EXHIBITS

99.1 Press release, dated October 8, 2004, issued by York International Corporation.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            York International Corporation
                                            (Registrant)


Date: October 8, 2004 By:                   /s/ M. David Kornblatt
                                            ------------------------------
                                                M. David Kornblatt
                                                Vice President and
                                                Chief Financial Officer


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Exhibit Index

99.1     Press release, dated October 8, 2004, issued by York
         International Corporation.